PIONEER IBBOTSON ASSET ALLOCATION SERIES


                             IMPORTANT INFORMATION


Dear Shareholder,

     The purpose of the enclosed information statement is to inform shareholders of Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund (each, a "Fund" and collectively, the "Funds") of a new investment subadvisory agreement between Pioneer Investment Management, Inc., your Fund's investment adviser ("Pioneer"), and Ibbotson Associates Advisors, LLC ("Ibbotson"), your Fund's subadviser, for each Fund. Each Fund is a series of Pioneer Ibbotson Asset Allocation Series (the "Trust").

     On March 1, 2006, Morningstar, Inc. acquired Ibbotson's parent company, Ibbotson Associates, Inc. This change of ownership control resulted in the automatic termination of the subadvisory agreement in effect at that time (the "prior subadvisory agreement"). In anticipation of the automatic termination of the prior subadvisory agreement, the Board of Trustees of the Trust approved a new subadvisory agreement at an in person meeting held on February 7, 2006. The terms of the new subadvisory agreement are substantially identical to those of the prior subadvisory agreement, except for the dates of execution and effectiveness. Pioneer will continue to serve as each Fund's investment adviser. The new subadvisory agreement has not resulted in any change in the rate of subadvisory fees payable by Pioneer to Ibbotson. The enclosed information statement explains the new subadvisory agreement in greater detail. The new subadvisory agreement does not require you to send a proxy and we are not asking you for a proxy.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Funds, the change in ownership of Ibbotson, and the terms of the new subadvisory agreement with Ibbotson. THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.


     Should you have any questions or need additional information, please contact a Pioneer Customer Service Representative at 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Eastern Time).



                                     Sincerely,


                                     /s/ Osbert M. Hood


                                     Osbert M. Hood
                                     President and Chief Executive Officer
                                     Pioneer Investment Management, Inc.

                   PIONEER IBBOTSON ASSET ALLOCATION SERIES

                 Pioneer Ibbotson Conservative Allocation Fund
                   Pioneer Ibbotson Moderate Allocation Fund
                    Pioneer Ibbotson Growth Allocation Fund
                  Pioneer Ibbotson Aggressive Allocation Fund

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292

                             INFORMATION STATEMENT

                                 May 22, 2006



     This information statement is being provided to the shareholders of Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund (each, a "Fund" and collectively, the "Funds"), each a series of Pioneer Ibbotson Asset Allocation Series (the "Trust"), in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust has received from the Securities and Exchange Commission. The order permits Pioneer Investment Management, Inc. ("Pioneer") to enter into new investment subadvisory agreements and to make changes to existing subadvisory agreements with the approval of the Board of Trustees of the Trust (the "Board"), but without obtaining shareholder approval. This information statement is being furnished to your Fund's shareholders on behalf of the Board.


     THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. YOU ARE NOT REQUIRED TO SEND US A PROXY AND WE ARE NOT ASKING YOU FOR A PROXY.

     This information statement will be mailed on or about May 22, 2006. Copies of the most recent annual and semi-annual reports are available to shareholders upon request and without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109.


                                 INTRODUCTION

     The Trust is an open-end management investment company organized as a Delaware statutory trust on April 22, 2004. Each Fund is a diversified series of the Trust with distinct investment objectives, policies and restrictions. Pioneer serves as the investment adviser to each Fund pursuant to an investment advisory agreement dated August 4, 2004, as amended, between the Trust, on behalf of each Fund, and Pioneer (the "advisory agreement"). Pioneer is responsible for furnishing each Fund with an investment program that is consistent with the Fund's investment objective and policies, and providing each Fund with investment research, supervision and management oversight services. The advisory agreement specifically permits Pioneer to enter into a subadvisory agreement with subadvisers to whom Pioneer may delegate the responsibility for making the day-to-day investment decisions for each Fund. Pioneer retains the responsibility for overseeing the subadvisers that it selects and for recommending to the Board the hiring, termination and replacement of subadvisers. Ibbotson Associates Advisors, LLC ("Ibbotson") served as the investment subadviser to each Fund since its inception, pursuant to an investment subadvisory agreement dated August 6, 2004, as amended, between Pioneer and Ibbotson (the "prior subadvisory agreement"). The prior subadvisory agreement was approved by the sole initial shareholder of each of Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund on July 12, 2004 and by the sole initial shareholder of Pioneer Ibbotson Conservative Allocation Fund on May 6, 2005. Pioneer, and not the Funds, pays Ibbotson as compensation for its services to the Funds.

     On March 1, 2006, Morningstar, Inc. ("Morningstar") acquired a 100% ownership interest in Ibbotson Associates, Inc. ("Ibbotson Associates"), the parent company of Ibbotson (the "Acquisition"). The Acquisition constituted an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each Fund's prior subadvisory agreement. As required by the 1940 Act, the prior subadvisory agreement provided for its automatic termination in the event of an assignment. Accordingly, the prior subadvisory agreement terminated upon the consummation of the Acquisition.

     At a meeting of the Board held on February 7, 2006, the Trustees, including all of the Trustees who are not "interested persons" of the Trust, Pioneer, or any subadviser (the "Independent Trustees"), unanimously voted to approve a new subadvisory agreement between Ibbotson and Pioneer (the "new subadvisory agreement') effective upon consummation of the Acquisition to enable Ibbotson to continue to serve as subadviser to the Funds. The new subadvisory agreement is substantially identical to the prior subadvisory agreement, except for the dates of execution, effectiveness and initial term. The new subadvisory agreement has not resulted in any change in the rate of subadvisory fees payable by Pioneer to Ibbotson.

     No substantial change to each Fund's portfolio management team is anticipated to occur as a result of the Acquisition. In addition, no substantial change in the operations of Ibbotson or in the services Ibbotson provides to the Funds is expected to occur as a result of the Acquisition.

            INFORMATION CONCERNING THE PRIOR SUBADVISORY AGREEMENT
                       AND THE NEW SUBADVISORY AGREEMENT

     As stated above, the terms of each Fund's new subadvisory agreement are substantially identical to the terms of each Fund's prior subadvisory agreement, except for the dates of execution, effectiveness and initial term. All the terms described below are the same in both the prior subadvisory agreement and the new subadvisory agreement (together, the "subadvisory agreement"). The following is a summary of the material terms of the subadvisory agreement, which summary is qualified in its entirety by reference to the new subadvisory agreement attached to this information statement as Exhibit A.

Services

     Subject to the supervision of Pioneer and the Board, Ibbotson regularly provides each Fund with investment research, advice and supervision, and continuously furnishes an investment program for each Fund that is consistent with each Fund's investment objective and policies. Ibbotson also provides assistance to Pioneer, upon Pioneer's request, with respect to the voting of proxies for each Fund. Ibbotson is required to maintain certain books and records with respect to each Fund's securities transactions and will cooperate with and provide reasonable assistance to Pioneer, each Fund, and each Fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports. Ibbotson bears its own costs of providing services under the subadvisory agreement.

Compensation

     Pioneer pays Ibbotson a monthly fee equal on an annual basis to the following percentages of the average daily net assets of each Fund:


-----------------------------------------------------------------   ----------
                              Assets                                Rate
-----------------------------------------------------------------   ----------
 First $2.5 billion                                                 0.10%
-----------------------------------------------------------------   ----------
 Greater than $2.5 billion and less than or equal to $4 billion     0.08%
-----------------------------------------------------------------   ----------
 Greater than $4 billion and less than or equal to $5.5 billion     0.07%
-----------------------------------------------------------------   ----------
 Greater than $5.5 billion and less than or equal to $7 billion     0.06%
-----------------------------------------------------------------   ----------
 Greater than $7 billion                                            0.05%
-----------------------------------------------------------------   ----------

     The new subadvisory agreement has not resulted in any change in the rate of subadvisory fees payable by Pioneer to Ibbotson.


Limitation of Liability

     The subadvisory agreement provides that Ibbotson shall not be liable to Pioneer or a Fund for any losses, claims, damages, liabilities or litigation incurred or suffered by Pioneer or the Fund as a result of any error of judgment or mistake of law by Ibbotson with respect to the Fund, except that Ibbotson shall be liable for and shall indemnify Pioneer and the Fund against any loss arising out of or based on (i) Ibbotson being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or statement of additional information or any written guidelines or instructions provided in writing to Ibbotson by the Board or Pioneer, (ii) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, by reason of an act or omission of Ibbotson, unless acting at the direction of Pioneer, (iii) Ibbotson's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the new subadvisory agreement or its reckless disregard of its obligations and duties under the new subadvisory agreement, or (iv) a Fund being in violation of any applicable federal or state law, rule or regulation or any written guidelines or instructions provided in writing to Ibbotson by the Board or Pioneer by reason of any action or inaction by Ibbotson.

Term, Termination

     The new subadvisory agreement shall remain in force for successive annual periods provided its continuance is approved at least annually by a majority of the Independent Trustees and by either (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of a Fund. The subadvisory agreement may be terminated at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice without penalty by (a) Pioneer, (b) the Board, (c) a majority of a Fund's outstanding voting securities, as defined in the 1940 Act, or (d) Ibbotson. The subadvisory agreement shall automatically terminate in the event of its assignment or upon termination of the advisory agreement between the Trust and Pioneer.


Investment Subadvisory Fees Paid

     For the Trust's fiscal year ended July 31, 2005, Pioneer paid the following subadvisory fees to Ibbotson for subadvising each Fund:

---------------------------------------------------
              Fund               Subadvisory Fee
---------------------------------------------------
 Conservative Allocation Fund   $    243.06
---------------------------------------------------
 Moderate Allocation Fund       $ 36,601.14
---------------------------------------------------
 Growth Allocation Fund         $ 34,421.18
---------------------------------------------------
 Aggressive Allocation Fund     $ 23,947.48
---------------------------------------------------

                        INFORMATION CONCERNING IBBOTSON

     Ibbotson Associates, founded by Roger Ibbotson in 1977, is a leading authority on asset allocation, providing products and services to help investment professionals obtain, manage, and retain assets. The company's business lines include investment consulting, research and investment advice. Ibbotson Associates has approximately 63 employees and offices in Chicago, New York, and Tokyo. As of December 31, 2005, assets under management were approximately $7.3 billion. Ibbotson is currently located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a wholly-owned subsidiary of Ibbotson Associates, which in turn is a wholly-owned subsidiary of Morningstar. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

Management of Ibbotson

     The names, titles and principal occupations of the executive officers and directors of Ibbotson are set forth in the following table. The business address of each person is 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

----------------- -------------------------------------------------------------
       Name                       Title and Principal Occupation
----------------- -------------------------------------------------------------
 Mike Henkel       President
----------------- -------------------------------------------------------------
 Peng Chen         Managing Director, Chief Investment Officer
----------------- -------------------------------------------------------------
 Scott Wentsel     Director of Investment Management Services, Vice President
----------------- -------------------------------------------------------------
 Scott Schilling   Chief Compliance Officer
----------------- -------------------------------------------------------------

Management of Similar Funds


     The following table lists each fund currently managed or subadvised by Ibbotson with an investment objective that is similar to a Fund, as well as the size of each fund and the fee rate payable to Ibbotson.

--------------------------------------------------------------------------------------------------------------
                                     Fund Assets                             Fee Rate
             Fund                 (as of 12/31/05)            (as a percentage of daily net assets)
--------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Moderate       $20.1 million        First $2.5 Billion                      0.10%
 Allocation VCT Portfolio                             Over $2.5 Billion and up to $4 Billion  0.08%
                                                      Over $4 Billion and up to $5.5 Billion  0.07%
                                                      Over $5.5 Billion and up to $7 Billion  0.06%
                                                      Over $7 Billion                         0.05%
--------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Growth         $13.5 million        First $2.5 Billion                      0.10%
 Allocation VCT Portfolio                             Over $2.5 Billion and up to $4 Billion  0.08%
                                                      Over $4 Billion and up to $5.5 Billion  0.07%
                                                      Over $5.5 Billion and up to $7 Billion  0.06%
                                                      Over $7 Billion                         0.05%
--------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Aggressive     $3.2 million         First $2.5 Billion                      0.10%
 Allocation VCT Portfolio                             Over $2.5 Billion and up to $4 Billion  0.08%
                                                      Over $4 Billion and up to $5.5 Billion  0.07%
                                                      Over $5.5 Billion and up to $7 Billion  0.06%
                                                      Over $7 Billion                         0.05%
--------------------------------------------------------------------------------------------------------------
 SunAmerica Asset Allocation     $33.1 million        $0-$1 Billion                           0.05%-0.12%
 Balanced Portfolio                                   Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 SunAmerica Asset Allocation     $50 million          $0-$1 Billion                           0.05%-0.12%
 Moderate Portfolio                                   Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 SunAmerica Asset Allocation     $64.3 million        $0-$1 Billion                           0.05%-0.12%
 Moderate Growth Portfolio                            Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 SunAmerica Asset Allocation     $42.4 million        $0-$1 Billion                           0.05%-0.12%
 Growth Portfolio                                     Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 Old Mutual Asset Allocation     $27 million          $0-$1 Billion                           0.05%-0.12%
 Conservative Portfolio                               Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 Old Mutual Asset Allocation     $80.1 million        $0-$1 Billion                           0.05%-0.12%
 Balanced Portfolio                                   Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 Old Mutual Asset Allocation     $96.6 million        $0-$1 Billion                           0.05%-0.12%
 Moderate Growth Portfolio                            Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------
 Old Mutual Asset Allocation     $53.4 million        $0-$1 Billion                           0.05%-0.12%
 Growth Portfolio                                     Over $1 Billion and up to $2 Billion    0.03%-0.10%
                                                      Over $2 Billion                         0.01%-0.10%
--------------------------------------------------------------------------------------------------------------


The Funds' Investment Style

     The investment style and strategies of the Funds will not change as a result of the new subadvisory agreement.

                      FACTORS CONSIDERED BY THE TRUSTEES

     The Board of Trustees previously considered the financial information, the investment performance and fees of each Fund in November 2005, when it reviewed the prior subadvisory agreement. At a meeting of the Board held on February 7, 2006, the Board noted that the subadvisory fee rate would not change as a result of the change in control of Ibbotson. The Board of Trustees of the Trust determined that the terms of the new subadvisory agreement are fair and reasonable and that approval of the new subadvisory agreement on behalf of each Fund is in the best interests of the respective Fund and its shareholders. In evaluating the new subadvisory agreement the Trustees reviewed materials furnished by Pioneer and Ibbotson, including information regarding Ibbotson, its personnel, operations and financial condition and the services to be provided by Pioneer and Ibbotson. Ibbotson represented that it would provide the same level of services, using the same investment methodology, under the new subadvisory agreement.


     The Trustees specifically considered the following as relevant to their recommendations: (1) the nature and quality of the services provided by Ibbotson to the Funds to date; (2) the favorable history, reputation, qualification and background of Ibbotson, as well as the qualifications of its personnel and its financial condition; (3) that no substantial change in the operations of Ibbotson was expected as a result of the Acquisition, including no substantial change in the portfolio managers for each Fund; (4) that the compensation paid to Pioneer was determined to be fair and reasonable, and Pioneer would pay the compensation of Ibbotson and that the management fees paid by the Funds would not be affected by the Acquisition; (5) possible conflicts of interest; (6) the potential benefits to the Funds that may be realized from Ibbotson as a result of its affiliation with Morningstar; and (7) other factors deemed relevant by the Trustees.

     In light of the fact that the Funds have only commenced investment operations during 2004, the Trustees considered the period of the Funds' performance to be too short to be relevant to approval of the new subadvisory agreement. Instead, the Board relied upon the same factors that initially led to the selection of Ibbotson, including its expertise in asset allocation strategies, its strong reputation in the marketplace and the background of the team assigned to the Funds. The Trustees also considered the fee that Pioneer pays to Ibbotson to be reasonable in light of the Board's determination that the fee under the advisory agreement is appropriate, the nature of the services provided by Ibbotson and the fees charges by Ibbotson to other clients.


     Due to Ibbotson's capacity as a subadviser whose services are supervised by Pioneer and whose compensation is the responsibility of Pioneer, the Trustees either did not consider, or considered as less relevant to their analysis, the following factors: (1) the costs of the services to be provided and profits to be realized by Ibbotson and its affiliates from the relationship with the Funds; (2) the extent to which economies of scale would be realized as the Funds grow; and (3) whether fee levels reflected these economies of scale for the benefit of the Funds' shareholders.

     The Board also concluded that the scope and quality of services to be provided to the Funds would be at least equivalent to the scope and quality of services that have been provided under the prior subadvisory agreement. In view of the change in control of Ibbotson, the Board determined that their approval of the new subadvisory agreement would ensure continuity of the Funds' operations, investment program, and relationship with Ibbotson.

                      ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2006. Any shareholder proposal intended to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Trust's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The cost of the preparation, printing and distribution of this information statement is an expense of Pioneer or Ibbotson, and not a Fund expense.

Householding


     If you have previously given the Funds permission to do so, the Funds may send a single information statement to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Funds, by phone or in writing by using the telephone number and address on page one of the information statement. The Funds will begin mailing separate information statements, proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Ownership of Shares of the Funds

     To the knowledge of the Trust, as of April 30, 2006, the Trustees and officers of each Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. The following is a list of the holders of 5% or more of any class of a Fund's outstanding shares as of April 30, 2006:


Pioneer Ibbotson Conservative Allocation Fund



----------------------------------------------- -------------- ------------------ --------------
                  Record Holder                   Share Class   Number of Shares   % of Class
----------------------------------------------- -------------- ------------------ --------------
 PIM Rollover IRA Custodian for Deo C. Almazar      Class A         92,396.937        14.33%
 P.O. Box 130
 Wittenberg, WI 5449-0130
----------------------------------------------- -------------- ------------------ --------------
 PIM Rollover IRA Custodian for Chidori S. Ray      Class A         65,090.873        10.09%
 8206 S. Sheridan Avenue
 Tacoma, WA 98408-1917
----------------------------------------------- -------------- ------------------ --------------
 MLPF&S for the Sole Benefit of its Customers       Class B         12,051.709         5.28%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
----------------------------------------------- -------------- ------------------ --------------
 MLPF&S for the Sole Benefit of its Customers       Class C        229,374.568        53.39%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
----------------------------------------------- -------------- ------------------ --------------
 Pioneer Funds Distributor, Inc.                    Class Y            945.155       100.00%
 60 State Street
 Boston, MA 02109-1800
----------------------------------------------- -------------- ------------------ --------------

Pioneer Ibbotson Moderate Allocation Fund



---------------------------------------------- -------------- ------------------ --------------
                 Record Holder                   Share Class   Number of Shares   % of Class
---------------------------------------------- -------------- ------------------ --------------
 MLPF&S for the Sole Benefit of its Customers      Class C         677,307.090       24.69%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------- -------------- ------------------ --------------
 Kenneburt & Company for benefit of ASO Trust      Class Y       1,721,707.639       60.16%
 Attention: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------- -------------- ------------------ --------------
 Kenneburt & Company for benefit of ASO Trust      Class Y         244,210.269        8.53%
 Attention: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------- -------------- ------------------ --------------

                    Pioneer Ibbotson Growth Allocation Fund




----------------------------------------------------- -------------- ------------------ --------------
                     Record Holder                      Share Class   Number of Shares   % of Class
----------------------------------------------------- -------------- ------------------ --------------
 MLPF&S for the Sole Benefit of its Customers             Class C         560,233.867       21.90%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
----------------------------------------------------- -------------- ------------------ --------------
 MCB Trust Services as agent for Frontier Trust Co.       Class Y          69,058.796       21.94%
 as Trustee
 Cook Yancey King Galloway APLC
 P.O. Box 10699
 Fargo, ND 58106-0699
----------------------------------------------------- -------------- ------------------ --------------
 Kenneburt & Company for benefit of ASO Trust             Class Y         101,294.966       32.19%
 Attention: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------- -------------- ------------------ --------------
 BISYS Retirement Services for benefit of Seabrook        Class Y          37,137.625       11.80%
 EES Profit Sharing Retirement
 700 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------- -------------- ------------------ --------------
 BISYS Retirement Services for benefit of The Bowlin      Class Y          20,575.942        6.53%
 Company Inc. 401(k) Plan
 700 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------- -------------- ------------------ --------------
 BISYS Retirement Services for benefit of Gulf            Class Y          23,636.861        7.51%
 Concrete 401(k) Plan
 700 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------- -------------- ------------------ --------------

                  Pioneer Ibbotson Aggressive Allocation Fund




---------------------------------------------------- ------------- ------------------ --------------
                    Record Holder                     Share Class   Number of Shares   % of Class
---------------------------------------------------- ------------- ------------------ --------------
 MLPF&S for the Sole Benefit of its Customers           Class C         251,575.953       22.24%
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------- ------------- ------------------ --------------
 Kenneburt & Company for benefit of ASO Trust           Class Y         168,596.643       35.11%
 Attention: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------------- ------------- ------------------ --------------
 BISYS Retirement Services for benefit of Seabrook      Class Y          70,445.198       14.67%
 EES Profit Sharing Retirement
 700 17th Street, Suite 300
 Denver, CO 80202-3531
---------------------------------------------------- ------------- ------------------ --------------
 BISYS Retirement Services for benefit of Courtesy      Class Y          58,718.468       12.23%
 Chevrolet Inc. 401(k) Plan
 700 17th Street, Suite 300
 Denver, CO 80202-3531
---------------------------------------------------- ------------- ------------------ --------------
 BISYS Retirement Services for benefit of The           Class Y          43,229.198        9.01%
 Robinette Company 401(k) Plan
 700 17th Street, Suite 300
 Denver, CO 80202-3531
---------------------------------------------------- ------------- ------------------ --------------
 BISYS Retirement Services for benefit of Randall       Class Y          35,789.298        7.45%
 Publishing Companies 401(k) Plan
 700 17th Street, Suite 300
 Denver, CO 80202-3531
---------------------------------------------------- ------------- ------------------ --------------
 Kenneburt & Company for benefit of ASO Trust           Class Y          28,000.200        5.83%
 Attention: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------------- ------------- ------------------ --------------


Brokerage Practices


     All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Ibbotson, subject to Pioneer's supervision, or Pioneer pursuant to authority contained in the advisory agreement and subadvisory agreement. Pioneer or Ibbotson seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer or Ibbotson considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer or Ibbotson may select broker-dealers that provide brokerage and/or research services to the Trust and/or other investment companies or other accounts managed by Pioneer or Ibbotson. In addition, consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Ibbotson determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, each Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer and Ibbotson maintain a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Trust and other investment companies or accounts managed by Pioneer or Ibbotson are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer or Ibbotson in rendering investment management services to the Trust as well as other investment companies or other accounts managed by Pioneer or Ibbotson, although not all such research may be useful to the Trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Ibbotson in carrying out its obligations to the Trust. The receipt of such research has not reduced Pioneer's or Ibbotson's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

     The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds' total operating expenses. Pursuant to third-party brokerage arrangements, a Fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the Fund's fees to service providers unaffiliated with Pioneer or Ibbotson or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund's operating expenses without increasing the costs of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with a Fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.

     The Board of Trustees periodically reviews Pioneer's and Ibbotson's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of a Fund.


Affiliated Brokerage

     No brokerage commissions have been paid by the Funds since their inception to any broker affiliated with Ibbotson.

Administrator

     Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Trust's administrator and provides certain accounting and administration services.

     Pioneer also serves as an administrator to the Trust with respect to certain accounting and legal services.

Principal Underwriter

     Pioneer Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the Trust.

                              NO ACTION REQUIRED

     This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

                      EXHIBIT A -- SUB-ADVISORY AGREEMENT

     THIS SUB-ADVISORY AGREEMENT is made as of this 1st day of March 2006 by and between PIONEER INVESTMENT MANAGEMENT, INC., a Delaware corporation and a member of the UniCredito Italiano banking group, register of banking groups with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Adviser"), and IBBOTSON ASSOCIATES ADVISORS, LLC, a Delaware limited liability company, with its principal place of business at 225 North Michigan Drive, Chicago, Illinois 60601 ("Sub-Adviser").


                              W I T N E S S E T H

     WHEREAS, the Adviser serves as investment manager to series (each a Fund) of Pioneer Ibbotson Asset Allocation Series (the "Trust") listed on Annex A hereto from time to time, pursuant to one or more Management Agreements between the Funds and the Adviser dated August 4, 2004 (collectively, the "Management Agreement");

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees of the Trust (the "Board") and pursuant to the provisions of the Management Agreement, the Adviser has selected the Sub-Adviser to act as investment sub-adviser of each Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

  1. The Sub-Adviser's Services.

        (a) Investment Services. The Sub-Adviser shall act as investment sub-adviser with respect to each Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide each Fund with a continuous investment allocation program consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what shares of open-end management investment companies are to be held or sold by each Fund, subject always to the provisions of the Fund's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering the Trust's shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. However, with respect to any assets of the Funds that are not invested in shares of open-end management investment companies, the Adviser will manage the investment and reinvestment of such cash portion of the Funds. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for a Fund as the Adviser may from time to time direct. No reference in this Agreement to the Sub-Adviser having full discretionary authority over a Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

        (b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Trust, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing. The Adviser shall be responsible for monitoring each Fund's compliance with all applicable laws including compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser will provide the Adviser with any information that is requested of it by the Adviser in connection with the Adviser's compliance obligations set forth in the preceding sentence.

        (c) Proxy Voting. The Adviser will vote proxies relating to the Funds' securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Funds' securities. The Adviser will instruct the custodian and other parties providing services to the Trust to promptly forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Fund (other than materials relating to legal proceedings).

        (d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust, except (i) as otherwise provided herein, (ii) as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Trust or the Board the information required to be supplied under this Agreement, or
     (iii) as may be required by the provisions of Rule 31a-1 under the 1940 Act applicable to the services provided by the Sub-Adviser under this Agreement. The Sub-Adviser agrees that any records that it maintains and preserves on behalf of the Trust, will be maintained and preserved in the form and for the periods required by Rules 31a-1 and 31a-2 under the 1940 Act. The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

        (e) Cooperation with Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Trust's custodian and foreign sub-custodians, the Trust's pricing agents and all other agents and representatives of the Trust and the Adviser, provide them with such information with respect to the Trust as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of the Advisers Act and the 1940 Act, which it will provide to the Adviser and the Trust. The Sub-Adviser shall ensure that its employees comply in all respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and/or the Trust with a (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent employees from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of the Advisers Act and/or the 1940 Act, concerning the Sub-Adviser's Code of Ethics to the Trust and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of its Code of Ethics and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of its Code of Ethics, whether or not such violation relates to any security held by the Trust.

     3. Information and Reporting. The Sub-Adviser shall keep the Trust and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that materially affect a Fund. In this regard, the Sub-Adviser shall provide the Trust, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request.

        (a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any failure to manage a Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any breach of any of the Sub-Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide periodic certifications, as reasonably requested, that each Fund is in compliance with its investment objectives and policies, and the Sub-Adviser's policies, guidelines or procedures applicable to the services provided by the Sub-Adviser under this Agreement. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. The Sub-Adviser will promptly notify the Adviser if (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of a Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with federal or state securities laws or
     (ii) the controlling stockholder or executive committee of the Sub-Adviser changes, there is otherwise an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur.

        (b) Inspection. Upon request, with at least 24 hours advance notice, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Trust or the Sub-Adviser's conduct of its business as an investment adviser available for compliance audits by the Adviser or the Trust's employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Funds or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Funds.

        (c) Board and Filings Information. The Sub-Adviser will provide the Adviser with any information reasonably requested regarding its activities under the Agreement required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review the investments of each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

        (d) Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on a Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities for ensuring each Fund's compliance, as and to the extent herein provided.

  4. Brokerage

        (a) Principal and Agency Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers, employees or affiliated persons will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

        (b) Placement of Orders. The Sub-Adviser will initiate and communicate all trade execution orders to the custodian for the Funds.

     5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Funds.

     6. Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Specifically, the Sub-Adviser will not be responsible for expenses of a Fund or the Adviser, as the case may be, including, but not limited to, the following: (i) charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-Adviser or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (iv) underwriting commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund's shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Board; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation and expenses of the Board; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. A Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser. The Sub-Adviser shall keep and supply to the Funds and the Adviser adequate records of all such expenses.

  7. Representations, Warranties and Covenants of the Sub-Adviser.

        (a) Properly Licensed. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

        (b) ADV Disclosure. The Sub-Adviser has provided the Adviser with a copy of Part II of its Form ADV and will, promptly after amendment, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        (c) Fund Disclosure Documents. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages a Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

        (d) No Statutory Disqualification as an Investment Adviser. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement.

        (e) Insurance. The Sub-Adviser shall maintain errors and omissions and fidelity insurance coverage in an amount agreed upon from time to time by the Adviser and the Sub-adviser and from an insurance provider that is in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance. The Sub-Adviser's insurance shall, at a minimum, cover errors and omissions of the Sub-Adviser.

        (f) Competent Staff. The Sub-Adviser shall ensure that sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Funds shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of a Fund as set forth in this Agreement. For the avoidance of doubt, the Sub-Adviser shall ensure that any affiliate or third party to whom its duties have been delegated, shall comply with the foregoing.

        (g) No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its duties hereunder, and that its duties shall be carried out in accordance with what is in the best interest of the Funds.

        (h) Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Funds including requiring any of its personnel with knowledge of the Funds' activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with a Fund.

        (i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and shall continue throughout the term of this Agreement.

     8. Sub-Adviser's Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser. In the event that the fee paid to the Adviser for managing the Fund is reduced by regulatory authorities or the Board for any reason whatsoever, the fee hereunder shall be subject to the same percentage reduction. The method for determining net assets of the Funds for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of a Fund's shares as described in the Trust's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. The Name "Ibbotson". The Sub-Adviser consents to the use by a Fund of the name "Ibbotson" as part of the name of such Fund. The foregoing authorization by the Sub-Adviser to each Fund to use said name as part of the name of such Fund is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the same; each Fund acknowledges and agrees that as between each Fund and the Sub-Adviser, the Sub-Adviser has the exclusive right so to use, or authorize others to use, said name and each Fund agrees to take such action as may reasonably be requested by the Sub-Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, each Fund agrees that, upon any termination of this Agreement, each Fund will, at the request of the Sub-Adviser, use its best efforts to change the name of such Fund within three months of its receipt of the Sub-Adviser's request so as to eliminate all reference, if any, to the name "Ibbotson" and will not thereafter transact any business using the name "Ibbotson" in the name of each Fund; provided, however, that each Fund and the Adviser may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Adviser or its affiliates had on hand at the date of such name change.

     10. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Trust, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

     11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control, as defined in the 1940 Act, of the Adviser or the Sub-Adviser, or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

  12. Duration and Termination.

        (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal and unless terminated automatically as set forth in Section 12 hereof or until terminated as follows:

           (i) The Adviser may at any time terminate this Agreement as to any or all Funds by not more than sixty (60) days' nor less than thirty
        (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, any Fund may cause this Agreement to terminate as to that Fund either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

           (ii) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

           (iii) This Agreement shall automatically terminate as to each Fund on December 31st of any year, beginning on December 31, 2006, in which its terms and renewal shall not have been approved by (A) (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and (B) a majority vote of the Trustees who are not "interested persons" (as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the staff of the Commission) of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval.

        (b) For the purposes of this Agreement, "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning set forth in the 1940 Act, subject, however, to such interpretations of the staff of the Commission.

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement as to a Fund for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets. In addition, the Sub-Adviser shall deliver the Trust's Books and Records as to that Fund to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, for a period up to thirty-days (30) from such termination.

     13. Liability of the Sub-Adviser. The Sub-Adviser shall not be liable to the Adviser Indemnitees (as defined below) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by an Adviser Indemnitee as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in violation or causing the Fund to be in violation of any applicable federal or state law, rule or regulation related to its duties hereunder or any investment policy or restriction set forth in the Trust's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, or (b) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Trust's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of the Adviser, or direction of the Adviser to the Sub-Adviser, (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement or (d) a Fund being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Trust's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, by reason of any action or omission of the Adviser.

     15. Limitation of Liability. The parties to this Agreement acknowledge and agree that no Trustee, officer or holder of shares of beneficial interests of the Trust shall be liable for any litigation arising hereunder, whether direct or indirect. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     16. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

     17. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. The headings form no part of this Agreement and shall not affect its construction.

     18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


PIONEER INVESTMENT MANAGEMENT, INC.


By: -----------------------------------
    Name: Osbert M. Hood
    Title: Chief Executive Officer


IBBOTSON ASSOCIATES ADVISORS, LLC


By: -----------------------------------
    Name: Michael C. Henkel
    Title: President

                                  SCHEDULE A

     The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily and payable at the end of each month at an annual rate based on the average daily net assets of the Fund under the following fee schedule:


----------------------------------------------------------------  ---------
                              Assets                                Rate
----------------------------------------------------------------  ---------
 First $2.5 Billion                                                 0.10%
----------------------------------------------------------------  ---------
 Greater than $2.5 Billion and less than or equal to $4 Billion     0.08%
----------------------------------------------------------------  ---------
 Greater than $4 Billion and less than or equal to $5.5 Billion     0.07%
----------------------------------------------------------------  ---------
 Greater than $5.5 Billion and less than or equal to $7 Billion     0.06%
----------------------------------------------------------------  ---------
 Greater than $7 Billion                                            0.05%
----------------------------------------------------------------  ---------

Annex A

     Pioneer Ibbotson Aggressive Allocation Fund

     Pioneer Ibbotson Conservative Allocation Fund

     Pioneer Ibbotson Growth Allocation Fund

     Pioneer Ibbotson Moderate Allocation Fund

                                                                   19356-00-0506